UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 18, 2010
UNITED AMERICAN HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	001-11638	38-2526913

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 East Wacker Drive, Suite 1200 Chicago, Illinois	60601

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (313) 393-4571
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Termination of Secretary and General Counsel
Effective on January 18, 2011, Merrill E. Weber resigned as Secretary and General Counsel of United American Healthcare Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2011	UNITED AMERICAN HEALTHCARE CORPORATION
	By:	/s/ John M. Fife
		Name:	John M. Fife
		Title:	President and Chief Executive Officer

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